[GRAPHIC OMITTED]

                                     ------
                                      SIFE
                                     ------


                        NINETEEN HUNDRED AND NINETY NINE

ANNUAL

1999

REPORT

                                      SIFE

                          SERVING INVESTORS SINCE 1962

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Letter to Investors

Dear Fellow SIFE Trust Fund Investors:

The year 1999 will be remembered  for the euphoric rise of
a narrow group of technology  and internet  stocks,  while   [GRAPHIC OMITTED]
the  majority  of U.S.  equities,  particularly  financial
services stocks,  lagged most equity indexes.  Two primary    Sam A. Marchese
reasons cited for depressed prices in banking stocks were:    Chairman of the
1) the  perception  of  rising  interest  rates  having  a    Board of SIFE*
possible negative impact on earnings;  and, 2) a potential
Y2K disruption. While Y2K concerns have subsided, concerns continue over rising interest rates, at least for the short term.

SIFE Trust Fund's average annual  compounded  total return
for Class A-I shares as of December 31, 1999,  was for one
year,  -8.45%;  for five years  21.62%,  and for ten years
15.97%,  without adjusting for a sales charge.  Because of
the falloff in performance of bank and financial  services
stocks starting in mid-1998,  our newer investors have yet
to  experience  the  benefits of long-term  investing.  We   [GRAPHIC OMITTED]
encourage  newer SIFE Trust Fund  investors  to review our
investment discipline and philosophy.                          John P. King
                                                            Interim President &
SIFE Trust Fund is adhering to our longstanding investment    Cheif Executive
philosophy  of  focusing  on  analysis  and  selection  of    Officer of SIFE*
individual  companies with  outstanding  fundamentals  and
business  prospects.  We seek to avoid the common traps of
predicting  the  future  or  taking   imprudent  risks  by
"changing course" midstream. We find some solace in the fact that past performance (such as last year's) is not predictive of future results. SIFE has always believed that discipline and consistency in both our investment philosophy and practice is largely responsible for our success.

As we've said many times over the past 38 years, we regard the equities markets' up and down gyrations to be analogous to an old-fashioned farmer's well pump. The well pump analogy applied to investing works like this: When equities are richly priced, it may be opportune to take some profits. When the equities are bargain priced, it may be opportune to invest. Participation in the down markets is as important as in the up markets. We take advantage of apparent opportunities that we see between the stock market prices and our bottoms-up evaluation of individual stocks.

Please read the commentary from our portfolio team led by Michael Stead that follows. After you review our investment strategy, we believe you will intuitively know what's best for your own personal needs. We remind ourselves, and it bears repeating, that discipline and patience are virtues because it is difficult for human nature to consistently apply them in life as well as in investing. Thank you for your continued discipline and patience and we look forward to continuing to serve your investment needs.


Sincerely,


/s/ Sam Marchese                                /s/ John P. King


Sam Marchese                                    John P. King
Chairman of the Board of SIFE*                  Interim President and
                                                Chief Executive Officer of SIFE*

Performance data quoted for Class A-I shares does not include sales charges that range from 5% to 0% of dollars invested, but includes reinvestment of dividends and capital gains. Average annual compounded total returns, after deducting a maximum 5% sales charge for 1, 5, and 10 years are -13.03%, 20.38%, and 15.38% respectively. Investment return and principal value of an investment will fluctuate and an investor's shares may be worth more or less than their original cost. Past performance data is not indicative of future results and may not reflect the effect of any market volatility that has occurred since the date of the information. Fund performance is affected by many factors including changes in the levels of equity prices and interest rates, selection of specific securities, and the expense ratio. The fund concentrates its investments primarily in the financial services sector and because sectors are narrowly focused they typically exhibit higher volatility. This report is provided for the shareholders of SIFE Trust Fund and is not authorized to be distributed unless preceded or accompanied by an effective prospectus. For a free prospectus please call SIFE at (800) 231-0356.

* The Management Company
_
2|

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Chief Investment Officer's Discussion Fund Performance
                                                                January 31, 2000
Up  until  the  third  quarter  of  1998,  most  financial
services  mutual funds  compared  favorably to the S&P 500
index for the 1-year,  3-year, 5-year and 20-year periods.
However since then, in addition to increased global credit   [GRAPHIC OMITTED]
risk,  the market  saw  evidence  that some  large  merger
transactions were not adding to increased efficiencies and      Mike Stead
earnings  per share  growth as then touted by  management.   Portfolio Manager
First Union's acquisition of Corestates  Financial,  Wells  and Chief Investment
Fargo's  merger  with  First  Interstate  and  Bank  One's    Officer of SIFE*
acquisition of First USA all projected higher cost savings
than could  prudently  be  achieved  and  resulted in poor
customer    service    and    reductions    in    earnings
expectations.**

Additionally, in 1999 bank stocks experienced the impact of the Federal Reserve's three interest rate increases and expectations of further rate hikes through the first half of the year 2000. These increases and the expectation of future increases pushed many financial stocks down by over 25% or more. Due to inflationary fears arising from the tight labor market, the Federal Reserve is increasing interest rates in an attempt to cool off the robust growth of the U.S. economy.

Despite the aforementioned, some very large mergers continued to perform exceptionally well: notable are the Citigroup/Traveler's, Chase/Chemical and Wells Fargo/Norwest mergers. Furthermore, financial services companies (viewed apart from stock prices) continued to enjoy the benefits of the growing U.S. economy. Revenues and earnings in 1999 expanded due to greater fee income that countered the effect of narrower net interest margins, and banks' loan portfolios remained reasonably free from credit concerns. Bank capital ratios and loan loss reserve levels of those companies held in SIFE's portfolio continue to be more than adequate.**

Going forward, we believe that the companies that make up SIFE's portfolio are well positioned to take advantage of continued strong economic growth. Further consolidation in the financial services industry should promote share prices as both domestic and foreign global competitors seek to obtain or increase their share of the lucrative domestic financial services market and cross sell broader product ranges from the brokerage, asset management, insurance and traditional banking sectors.

Often there is no obvious correlation between a company's business success and the appreciation of its stock over the short term. However, over the long term, discerning and taking advantage of disparities that may exist between a company's true value and stock price are key ingredients to investment success. Nevertheless when investing over the long term, there is more to investing than identifying successful companies that are well managed, profitable, and strategically positioned in their core businesses: you must also be disciplined and persevering.

I believe that we have an opportunity to continue to profit over the long term as we patiently stay the course and hold to our discipline of fundamental analysis, including interviewing management, evaluating competitive strategy, analyzing financial statements and projecting financial results.

* The Management Company.
** For a list of SIFE's top ten holdings as of December 31, 1999, please see page 16.

                                                                               _
                                                                              |3

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1999
--------------------------------------------------------------------------------

Assets:
     Investments in securities, at market (cost $584,714,086) ...   $863,217,825
     Repurchase agreements ......................................     17,154,000
     Cash .......................................................      1,523,450
     Receivables for:
          Investment securities sold ............................     16,318,329
          Dividends .............................................      1,633,090
          Fund shares sold ......................................        505,031
          Interest ..............................................          1,191
                                                                    ------------
               Total assets .....................................    900,352,916
                                                                    ------------

Liabilities:
     Payables for:
          Fund shares repurchased ...............................      1,618,585
          SIFE (the "Management Company") .......................      1,032,121
          Dividends .............................................        715,702
                                                                    ------------
               Total liabilities ................................      3,366,408
                                                                    ------------
     Net assets .................................................   $896,986,508
                                                                    ============


Class A-I:
     Net asset value per share
          ($775,392,956/148,856,624 shares outstanding) .........   $       5.21
                                                                    ============
     Maximum offering price per share (100/95 of $5.21) .........   $       5.48
                                                                    ============

Class A-II:
     Net asset value per share
          ($87,146,119/16,723,712 shares outstanding) ...........   $       5.21
                                                                    ============
     Maximum offering price per share (100/95 of $5.21) .........   $       5.48
                                                                    ============

Class B:
     Net asset value and offering price per share
          ($31,250,495/5,996,640 shares outstanding) ............   $       5.21
                                                                    ============

Class C:
     Net asset value per share
          ($3,196,938/615,204 shares outstanding) ...............   $       5.20
                                                                    ============
     Maximum offering price per share (100/99 of $5.20) .........   $       5.25
                                                                    ============


_
4|   See Notes To Financial Statements

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio
---------------------------------------------------------------------------------------------
December 31, 1999                                           Number of Shares     Market Value
---------------------------------------------------------------------------------------------
Common Stocks: 96.2%

     Financial Institutions: 87.0%

          AmSouth Bancorporation .............................     1,188,950      $22,961,597

          Banknorth Group Inc. ...............................        15,000          401,250

          Bank of New York Company, Inc. .....................       950,000       38,000,000

          BB&T Corporation ...................................       300,096        8,215,128

          CCB Financial Corp. ................................        24,300        1,058,569

          Centura Banks, Inc. ................................        27,500        1,213,438

          Charter One Financial, Inc. ........................       766,070       14,651,089

          Chase Manhattan Corp. ..............................       700,000       54,381,250

          Chittenden Corporation .............................       107,700        3,190,612

          Citigroup Inc. .....................................       600,000       33,337,500

          City National Corporation ..........................       360,000       11,857,500

          Colonial BancGroup, Inc. ...........................        40,000          415,000

          Comerica Incorporated ..............................       616,550       28,785,178

          Community First Bankshares, Inc. ...................       338,024        5,323,878

          Compass Bancshares, Inc. ...........................       504,900       11,265,581

          Cullen/Frost Bankers, Inc. .........................       331,800        8,543,850

          Federal Home Loan Mortgage Co. .....................       133,300        6,273,431

          Federal National Mortgage Asscociation..............       300,000       18,731,250

          Fifth Third Bancorp ................................        50,000        3,668,750

          First Tennessee National Corporation ...............       782,000       22,287,000

          First Union Corporation ............................       300,000        9,843,750

          Firstar Corporation ................................     1,061,100       22,415,738

          FleetBoston Financial Corp. ........................     1,273,760       44,342,770

          Golden State Bancorp Inc.* .........................       311,000        5,364,750

          Imperial Bancorp* ..................................       457,000       11,025,125

          Independent Bank Corp. .............................       541,000        6,762,500

          KeyCorp ............................................     1,225,000       27,103,125

          M & T Bank Corp. ...................................        39,100       16,197,175

          MBNA Corporation ...................................        97,500        2,656,875

          Mellon Financial Corporation .......................     1,113,800       37,938,812

          MGIC Investment Corp. ..............................        40,000        2,407,500

          National City Corporation ..........................     1,060,000       25,108,750


                                                                                        _
                                                    See Notes To Financial Statements   5|

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio
---------------------------------------------------------------------------------------------
December 31, 1999                                           Number of Shares     Market Value
---------------------------------------------------------------------------------------------
Common Stocks, continued

     Financial Institutions, continued

          National Commerce Bancorporation ...................       126,000     $  2,858,625

          Northern Trust Corp. ...............................       229,200       12,147,600

          North Fork Bancorp Inc. ............................       779,232       13,636,560

          Pacific Century Financial Corp. ....................        40,000          747,500

          Peoples Heritage Financial Group, Inc...............       355,270        5,351,254

          PNC Bank Corporation ...............................       330,000       14,685,000

          Provident Financial Group ..........................        50,000        1,793,750

          Regions Financial Corp. ............................        97,200        2,442,150

          SouthTrust Corporation .............................       135,000        5,104,688

          Sovereign Bancorp, Inc. ............................       596,000        4,442,063

          State Street Corporation ...........................       350,000       25,571,875

          Sterling Bancshares, Inc. ..........................       400,000        4,475,000

          Summit Bancorp .....................................       579,530       17,748,106

          Summit Bancshares, Inc. ............................       290,000        5,365,000

          SunTrust Banks, Inc. ...............................       410,700       28,261,294

          TCF Financial Corporation ..........................       181,200        4,507,350

          UnionBanCal Corp. ..................................       251,000        9,898,813

          Union Planters Corp. ...............................       120,000        4,732,500

          U.S. Bancorp .......................................     1,140,500       27,158,156

          UST Corp. ..........................................        77,000        2,444,750

          Wachovia Corporation ...............................       374,100       25,438,800

          Washington Mutual, Inc. ............................        20,000          520,000

          Webster Financial Corporation ......................       163,600        3,854,825

          Wells Fargo & Company ..............................       830,000       33,563,125

          Westamerica Bancorporation .........................       350,000        9,778,125

          Zions Bancorporation ...............................       134,700        7,972,556
                                                                                -------------
                                                                                  780,228,186

     Insurance: 1.9%
          American International Group, Inc. .................       144,281       15,600,383

          Transatlantic Holdings, Inc. .......................        22,500        1,756,406
                                                                                -------------
                                                                                   17,356,789

_
6|   See Notes To Financial Statements

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Investment Portfolio
---------------------------------------------------------------------------------------------
December 31, 1999                                           Number of Shares     Market Value
---------------------------------------------------------------------------------------------
Common Stocks, continued

     Brokerages: 1.7%

          Alliance Capital Management L.P. ...................       162,400     $  4,861,850

          Merrill Lynch & Co., Inc. ..........................        60,000        5,010,000

          Morgan Stanley Dean Witter & Co. ...................        20,000        2,855,000

          The Charles Schwab Corporation .....................        73,000        2,801,375
                                                                                -------------
                                                                                   15,528,225
     Miscellaneous: 5.6%

          Applied Power Inc. .................................        68,300        2,510,025

          AutoZone Inc.* .....................................        77,000        2,488,063

          Clayton Homes, Inc. ................................       342,000        3,142,125

          Donaldson Company, Inc. ............................        25,000          601,562

          Helen of Troy Limited* .............................       169,000        1,225,250

          Hewlett-Packard Company ............................        21,000        2,392,688

          Honeywell International, Inc. ......................        57,600        3,322,800

          Illinois Tool Works Inc. ...........................        50,900        3,438,931

          Ingersoll-Rand Company .............................        50,000        2,753,125

          Invacare Corporation ...............................       176,900        3,549,056

          Jacobs Engineering Group Inc.* .....................        49,600        1,612,000

          Johnson Controls, Inc. .............................        23,500        1,336,562

          Leggett & Platt Inc. ...............................        93,300        2,000,119

          National Data Corporation. .........................        35,500        1,204,781

          Papa John's International, Inc.* ...................        94,000        2,449,875

          Pentair, Inc. ......................................       127,100        4,893,350

          Reynolds and Reynolds Company ......................        33,500          753,750

          Ryan's Family Steak Houses, Inc.* ..................        50,000          425,000

          The Sherwin-Williams Company .......................       116,500        2,446,500

          Teleflex Incorporated ..............................        77,000        2,411,063

          United Technologies Corp. ..........................        79,200        5,148,000
                                                                                -------------
                                                                                   50,104,625
                                                                                -------------
Total Common Stocks (cost $584,714,086) ......................                    863,217,825
                                                                                -------------
Repurchase agreements: 1.9%

          State Street Bank and Trust Company, 2.50%, due 01/03/2000

               Collateral: U.S. government obligations,
                    market value of $17,503,200 ..............                     17,154,000
                                                                                -------------
Total Investments (cost $601,868,086): 98.1% .................                    880,371,825
                                                                                -------------
Other Assets and Liabilities, net: 1.9% ......................                     16,614,683
                                                                                -------------
Net Assets: 100.0% ...........................................                   $896,986,508
                                                                                =============

*Non-income producing
                                                                                        _
                                                    See Notes To Financial Statements   7|

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Statement of Operations
---------------------------------------------------------------------------------------------
Year Ended December 31, 1999
---------------------------------------------------------------------------------------------
Investment income:

     Income:

          Dividends .......................................... $  21,287,182

          Interest ...........................................     3,684,023
                                                               -------------
                    Total investment income ..................                   $ 24,971,205


     Expenses:

          Management fees ....................................    13,497,674

          Service and distribution expenses

               Class A-II ....................................       265,610

               Class B .......................................       373,806

               Class C .......................................        36,368
                                                               -------------
                    Total expenses ...........................                     14,173,458
                                                                                 ------------
                    Net investment income ....................                     10,797,747
                                                                                 ------------

Realized and unrealized gain/(loss) on investments:

          Net realized gain ..................................    95,269,313

          Net decrease in unrealized appreciation
               of investments during the period ..............  (192,785,631)
                                                               -------------

               Net loss on investments .......................                    (97,516,318)
                                                                                 ------------
     Net decrease in net assets resulting from operations ....                   $(86,718,571)
                                                                                 ============

_
8|   See Notes To Financial Statements

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------
Year Ended                                                 December 31, 1999         December 31, 1988
---------------------------------------------------------------------------------------------

Operations:

     Net investment income ................................   $   10,797,747             $  11,432,604

     Net realized gain from investment transactions .......       95,269,313                70,883,571

     Net decrease in unrealized appreciation of investments     (192,785,631)              (26,982,915)
                                                              ----------------------------------------
               Net (decrease)/increase in net assets
                    resulting from operations .............      (86,718,571)               55,333,260


Distributions paid to investors:

     From net investment income:

          Class A-I .......................................       (9,902,948)              (10,625,303)

          Class A-II ......................................         (859,708)                 (801,182)

          Class B .........................................          (23,388)                  (15,045)

          Class C .........................................           (2,338)                     (995)

     From net realized gain on investments:

          Class A-I .......................................      (69,722,826)              (66,062,653)

          Class A-II ......................................       (7,712,259)               (7,169,547)

          Class B .........................................       (2,833,576)               (2,512,490)

          Class C .........................................         (287,041)                 (190,198)
                                                              ----------------------------------------
               Total distributions ........................      (91,344,084)              (87,377,413)


Capital share transactions:

     Increase from capital shares sold and reinvested .....      619,054,512               441,334,161

     Decrease from capital shares repurchased .............     (718,891,881)             (386,217,042)
                                                              ----------------------------------------
               Net (decrease)/increase from capital
                    share transactions ....................      (99,837,369)               55,117,119
                                                              ----------------------------------------
               Total (decrease)/increase in net assets ....     (277,900,024)               23,072,966


Net assets:

     Beginning of year ....................................    1,174,886,532             1,151,813,566
                                                              ----------------------------------------
     End of year ..........................................   $  896,986,508            $1,174,886,532
                                                              ========================================

Net assets consist of:

     Shares of beneficial interests .......................   $  604,374,600            $  704,211,971

     Undistributed net investment income ..................           40,989                    31,622

     Undistributed net realized gain/(loss) on sale of
         investment securities and option contracts .......       14,067,180                  (646,431)

     Unrealized appreciation of investment securities .....      278,503,739               471,289,370
                                                              ----------------------------------------
                                                                $896,986,508            $1,174,886,532
                                                              ========================================

                                                                                        _
                                                    See Notes To Financial Statements   9|

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements

Note 1.

Significant Accounting Policies

SIFE Trust Fund (the "Trust Fund") is an open-end diversified management investment company offering its shares on a continuous basis to the public. The Trust Fund was organized as a business trust under the laws of the State of Delaware on February 28, 1997. The Trust Fund is the successor-in-interest to SIFE Trust Fund, a California trust organized on September 26, 1960 which had operated as a mutual fund since July 2, 1962. The Trust Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act").

The Trust Fund offers four classes of shares: Class A-I, Class A-II, Class B and Class C. Class A-I shares are available for purchase only by (i) a Trust Fund account which was established on or prior to April 30, 1996; (ii) directors, employees and registered representatives of SIFE (the "Management Company") and the Trust Fund, and their immediate family members; and (iii) broker/dealers and certain other institutional purchasers. The offering of Class A-II shares began May 1, 1996 and the offering of Class B and C shares began May 1, 1997. Realized and unrealized gains or losses and investment income, net of management fees, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Each class of shares differs in its respective distribution expenses and certain other class-specific fees and expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of their financial statements.

Portfolio valuation:

Portfolio securities which are listed on a national stock exchange are valued at the closing price on the stock exchange on which they are primarily traded. If there has been no daily trading in a listed security, that security is valued at the last available closing price. Securities which are traded over-the-counter and for which closing prices are readily available (such as NASDAQ) are valued at the closing price. Other securities which are traded over-the-counter but for which closing prices are not readily available are valued at the closing bid price. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value. Temporary investments in repurchase agreements are valued at cost.

Security transactions and related investment income:

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are recorded on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to investors:

Distributions paid to investors are recorded on the ex-distribution date. Net investment income is distributed proportionately to each investor's account as of the last business day in February, May, August and December. Realized gains, net of losses, from securities held for more than one year are distributed annually as of the last business day in November. Realized gains, net of losses, from securities held for less than one year are distributed annually as of the last business day in December.

Income taxes:

The Trust Fund's policy is to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to its investors. Therefore, no provision for federal income taxes is recorded in the financial statements.

Covered call and put options:

The Trust Fund may write covered call options on securities held by the Trust Fund for non-speculative or hedging purposes, may write covered put options on securities for the same purposes, and may enter into closing purchase transactions with respect to such options. Options written by the Trust Fund normally will have expiration dates between three and nine months from the date written.

All call and put options written by the Trust Fund must be "covered." A call option will be considered covered if the Trust Fund, so long as it remains obligated as a writer, owns the securities underlying the options. A put option will be covered if the Trust Fund, so long as it remains obligated as a writer, maintains in a segregated account held by State Street Bank and Trust Company ("State Street Bank") as custodian of the Trust Fund, cash, U.S. Treasury Bills or high-grade short-term debt securities in an amount equal to or greater than the exercise price of the put option.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. When the Trust Fund writes an option, an amount equal to the premium received by the Trust Fund is recorded as an asset and equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price or in the absence of a sale, the last bid price on that day. If a written option expires on the stipulated expiration date or if the Trust Fund enters into a closing purchase transaction, the Trust Fund realizes a gain (or

__
10|

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements


a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Trust Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost basis of the underlying security is reduced by the premium originally received.

Repurchase agreements:

The Trust Fund may invest in repurchase agreements secured by U.S. Government obligations or by other securities. Securities pledged as collateral for repurchase agreements are held by the Trust Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements are intended to ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings and other uncertainties and expenses.

Note 2.

Affiliated Party Transactions - Agreements with SIFE (the "Management Company")

The Management Company is the investment advisor, administrator, transfer agent, and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

Transfer agency agreement and administrative services agreement:

Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing fund accounting services. Effective March 24,1997 the Management Company, in turn, engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior investment advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

Investment advisory agreement:

The Trust  Fund has  entered  into an  investment  advisory  agreement  with the
Management Company. Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. During the year ended December 31, 1999, management fees incurred by the Trust Fund totaled $13,497,674.

Distribution plan and underwriting agreement:

Pursuant to Rule 12b-1 under the 1940 Act, the Trust Fund's Board of Trustees has adopted separate distribution plans with respect to the Trust Fund's Class A-II, Class B and Class C shares, pursuant to which the Trust Fund reimburses the Management Company for a portion of its shareholder servicing and distribution expenses.

Under the Class A-II Plan, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of up to 0.25% of the average daily net assets of the Trust Fund's Class A-II shares for expenditures incurred by the Management Company in providing services as principal underwriter to the Trust Fund for such shares. Under each of the Class B and Class C Plans, the Trust Fund may pay the Management Company a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Trust Fund's Class B and Class C shares for its expenditures incurred in providing services as principal underwriter for such shares, and may pay the Management Company a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Trust Fund's Class B and Class C shares, for the Management Company's expenditures incurred in servicing and maintaining shareholder accounts.

In its capacity as principal underwriter for the Trust Fund, the Management Company receives commissions of 2.5% to 5.0% on sales of the Trust Fund's Class A-I and Class A-II shares. No sales charge is assessed on purchases of $1,000,000 or more, purchases by directors, trustees, employees and registered representatives of the Management Company and the Trust Fund, and their immediate family members, as well as broker-dealers and certain other institutional purchasers.

Class B shares are offered at net asset value per share, without the imposition of a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of up to 5.0% if redeemed within six years of purchase. Class B shares automatically convert into Class A-II shares, based on relative net asset values, on the sixth anniversary of their purchase. The Management Company will pay to the selling dealer, out of its own resources, a sales commission of 4.0% of the Class B shares purchased.

Class C shares are subject to an initial sales charge of 1.0%. Any shares redeemed prior to one year following the initial purchase are subject to a 1.0% CDSC.

Commissions are deducted from the gross proceeds received from the sale of investment shares, and as such are not expenses of the Trust Fund.

                                                                              __
                                                                             |11

SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements

Commissions retained by the Management Company totaled $62,414 for the year ended December 31,1999.

Certain officers and directors of the Trust Fund are also officers and directors of the Management Company. On December 31, 1999, the Management Company owned 469,682 Class A-I shares of the Trust Fund.

Note 3.

Unrealized Appreciation of Investments

On December 31, 1999, the net unrealized appreciation for all securities was as follows:

Aggregate gross unrealized  appreciation for all investments in  which  there  is  an  excess  of  value  over  tax  cost ......$298,799,364

Aggregate gross unrealized  depreciation for all investments in  which  there  is  an  excess  of  tax  cost  over  value ...... (20,295,625)
                                                                   ------------
Net unrealized appreciation .......................................$278,503,739
                                                                   ============

The tax cost basis used in the above calculation is the same as that used for financial statement purposes.

Note 4.

Capital Share Transactions

The following is a summary of share  transactions  for the years ended  December
31,1999 and December 31, 1998:

                                                              1999                                    1998
                                                 ----------------------------------------------------------------------
Class A-I                                          Shares             Amount               Shares            Amount
---------                                          ------             ------               ------            ------
Shares sold ..............................         4,440,235      $  26,929,517          10,264,524       $  65,303,921

Shares issued in connection with
  reinvestment of distributions ..........        12,729,786         72,114,581          11,734,641          71,066,418
                                                 ----------------------------------------------------------------------
                                                  17,170,021         99,044,098          21,999,165         136,370,339

Shares repurchased .......................       (30,470,548)      (185,254,096)        (22,439,728)       (142,308,295)
                                                 ----------------------------------------------------------------------
Net decrease .............................       (13,300,527)     $ (86,209,998)           (440,563)      $  (5,937,956)
                                                 ======================================================================

                                                              1999                                    1998
                                                 ----------------------------------------------------------------------
Class A-II                                         Shares             Amount               Shares            Amount
----------                                         ------             ------               ------            ------
Shares sold ..............................        79,872,303      $ 502,078,483          41,331,298       $ 266,163,815

Shares issued in connection with
  reinvestment of distributions ..........         1,467,098          8,303,473           1,269,378           7,751,784
                                                 ----------------------------------------------------------------------
                                                  81,339,401        510,381,956          42,600,676         273,915,599

Shares repurchased .......................       (83,244,262)      (522,459,422)        (37,124,813)       (239,844,067)
                                                 ----------------------------------------------------------------------
Net (decrease)/increase ..................        (1,904,861)     $ (12,077,466)          5,475,863       $  34,071,532
                                                 ======================================================================

                                                              1999                                    1998
                                                 ----------------------------------------------------------------------
Class B                                            Shares             Amount               Shares            Amount
-------                                            ------             ------               ------            ------
Shares sold ..............................           920,240      $   5,691,528           3,922,688       $  25,579,740

Shares issued in connection with
  reinvestment of distributions ..........           460,054          2,594,233             366,593           2,218,133
                                                 ----------------------------------------------------------------------
                                                   1,380,294          8,285,761           4,289,281          27,797,873

Shares repurchased .......................        (1,658,790)       (10,117,214)           (511,127)         (3,220,808)
                                                 ----------------------------------------------------------------------
Net (decrease)/increase ..................          (278,496)     $  (1,831,453)          3,778,154       $  24,577,065
                                                 ======================================================================

                                                              1999                                    1998
                                                 ----------------------------------------------------------------------
Class C                                            Shares             Amount               Shares            Amount
-------                                            ------             ------               ------            ------
Shares sold ..............................           180,699      $   1,116,707             479,012       $   3,083,299

Shares issued in connection with
  reinvestment of distributions ..........            40,643            225,990              27,638             167,051
                                                 ----------------------------------------------------------------------
                                                     221,342          1,342,697             506,650           3,250,350

Shares repurchased .......................          (174,969)        (1,061,149)           (142,207)           (843,872)
                                                 ----------------------------------------------------------------------
Net increase .............................            46,373      $     281,548             364,443       $   2,406,478
                                                 ======================================================================

Note 5.

Purchases and Sales of Securities

Purchases and sales of investment securities were $244,035,716 and $338,984,198, respectively for the year ended December 31, 1999.

Note 6.

Concentration of Credit Risk

On December 31, 1999, approximately $780,228,186 (87.0% of net assets) of the Trust Fund's investments were in equities of financial institutions.

Note 7.

Financial Instruments

The Trust Fund may trade in financial instruments with off-balance sheet risk during the normal course of investing activities to assist in managing exposure to various market risks. These financial instruments include written covered call and put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. As of December 31,1999 there were no covered call or put options outstanding.

__
12|

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Financial Highlights
                                                                                              Class A-I
                                                                        ----------------------------------------------------
Years Ended, December 31                                                    1999       1998      1997      1996      1995
                                                                        ----------------------------------------------------
Selected Per Share Data

          (For one share outstanding throughout each period):
     Net asset value, beginning of period ...................              $6.26      $6.45     $4.86     $4.58     $3.55
                                                                        ----------------------------------------------------
     Income from investment operations:
          Net investment income .............................               0.07       0.07      0.08      0.09      0.10
          Net realized and unrealized
               gain (loss) on investments ...................              (0.56)      0.24      2.07      1.16      1.68
                                                                        ----------------------------------------------------
                    Total from investment operations ........              (0.49)      0.31      2.15      1.25      1.78
                                                                        ----------------------------------------------------
     Less distributions to investors:
          Distributions from net investment income ..........              (0.07)     (0.07)    (0.08)    (0.09)    (0.10)
          Distributions from capital gains ..................              (0.49)     (0.43)    (0.48)    (0.88)    (0.65)
                                                                        ----------------------------------------------------
                    Total distributions .....................              (0.56)     (0.50)    (0.56)    (0.97)    (0.75)
                                                                        ----------------------------------------------------
     Net asset value, end of period .........................              $5.21      $6.26     $6.45     $4.86     $4.58
                                                                        ====================================================
Total Return*** .............................................              (8.5%)       5.1%     44.8%     27.4%     49.9%
                                                                        ====================================================
Ratios and Supplemental Data
     Net assets, end of period (in millions) ................               $775     $1,015    $1,049      $769      $614
                                                                        ====================================================
     Ratios to average net assets:
          Expenses ..........................................               1.25%      1.25%     1.25%     1.20%     1.03%
                                                                        ====================================================
          Net investment income .............................               1.07%      1.04%     1.38%     1.82%     2.25%
                                                                        ====================================================
     Portfolio turnover rate ................................               25.0%      31.0%     63.0%    140.2%     93.5%
                                                                        ====================================================



                                                         Class A-II                    Class B                     Class C
                                             ---------------------------------------------------------------------------------------
Years Ended, December 31                       1999    1998    1997    1996*     1999    1998    1997**     1999     1998     1997**
                                             ---------------------------------------------------------------------------------------
Selected Per Share Data
     (For one share outstanding
          throughout each period):

     Net asset value, beginning of period ...  $6.26   $6.46   $4.86   $4.73     $6.26   $6.45   $5.41      $6.24    $6.46    $5.41
                                             ---------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income ..................   0.05    0.05    0.07    0.07        --      --    0.01         --       --     0.01
     Net realized and unrealized
          gain (loss) on investments ........  (0.56)   0.23    2.07    1.01     (0.56)   0.24    1.53      (0.55)    0.21     1.54
                                             ---------------------------------------------------------------------------------------
               Total from investment
                    operations ..............  (0.51)   0.28    2.14    1.08     (0.56)   0.24    1.54      (0.55)    0.21     1.55
                                             ---------------------------------------------------------------------------------------
  Less distributions to investors:
     Distributions from net
          investment income .................  (0.05)  (0.05)  (0.06)  (0.07)       --      --   (0.02)        --       --    (0.02)
     Distributions from capital gains .......  (0.49)  (0.43)  (0.48)  (0.88)    (0.49)  (0.43)  (0.48)     (0.49)   (0.43)   (0.48)
                                             ---------------------------------------------------------------------------------------
               Total distributions ..........  (0.54)  (0.48)  (0.54)  (0.95)    (0.49)  (0.43)  (0.50)     (0.49)   (0.43)   (0.50)
                                             ---------------------------------------------------------------------------------------
  Net asset value, end of  period ...........  $5.21   $6.26   $6.46   $4.86     $5.21   $6.26   $6.45      $5.20    $6.24    $6.46
                                             =======================================================================================
  Total Return*** ...........................  (8.7%)    4.7%   44.6%   22.8%     (9.4%)   4.1%   28.9%      (9.3%)    3.6%    29.1%
                                             =======================================================================================
Ratios and Supplemental Data
  Net assets, end of period (in millions) ...    $87    $117     $85     $18       $31     $39     $16         $3       $4       $1
                                             =======================================================================================
  Ratios to average net assets:
     Expenses ...............................   1.50%   1.50%   1.50%   1.48%     2.25%   2.25%   2.22%      2.25%    2.25%    2.25%
                                             =======================================================================================
     Net investment income ..................   0.81%   0.79%   1.11%   1.77%     0.06%   0.00%   0.30%      0.06%    0.00%    0.30%
                                             =======================================================================================
  Portfolio turnover rate ...................   25.0%   31.0%   63.0%  140.2%     25.0%   31.0%   63.0%      25.0%    31.0%    63.0%
                                             =======================================================================================

* For the period May 1, 1996  (commencement of operations) to December 31, 1996.

** For the period May 1, 1997 (commencement of operations) to December 31, 1997.

*** Sales loads are not reflected in total return.
                                                                              __
                                       See Notes to Financial Statements     |13


SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

Independent Auditors' Report


To the Investors and Board of Trustees of SIFE Trust Fund:

         We have audited the accompanying statement of assets and liabilities of SIFE Trust Fund (the "Fund"), including the investment portfolio, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Class A-I units for the year ended December 31, 1995 were audited by other auditors whose report dated January 30, 1996 expressed an unqualified opinion on such financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SIFE Trust Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

San Francisco, California
January 31, 2000

__
14|

                                              SIFE TRUST FUND 1999 ANNUAL REPORT
--------------------------------------------------------------------------------

SIFE Trust Fund Performance

[GRAPH OMITTED]


SIFE Trust Fund's Investment Portfolio

[GRAPH OMITTED]


Comparison to the S & P 500 Index

[GRAPH OMITTED]


The above chart represents a hypothetical illustration comparing a $9,500 investment and a $10,000 investment made in SIFE Trust Fund on December 31, 1989 to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains.

The above graph represents a hypothetical illustration comparing a $9,500 investment made in SIFE Trust Fund on December 31, 1989 ($9,500 represents a $10,000 investment with the maximum sales charge deducted) to a $10,000 investment made in the Standard and Poor's 500 Composite Price Index and includes reinvestments of dividends and capital gains. The Standard and Poor's 500 Index is an unmanaged value-weighted price index composed of 500 large capitalized U.S. stocks and is regarded as a broad based benchmark for market conditions.

Please be aware that the return information in the chart and graph for SIFE includes operating expenses (such as management fees) that reduce returns, while the return for the Standard and Poor's 500 Composite Price Index does not.

Performance data quoted represents past performance and does not predict future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data is quoted for Class A-I only (performance for other classes will vary due to differences in fee structures) and does not reflect the effect of any market volatility that has occurred since the date of the information. As a result, returns after the date of this report may be substantially more or less than those shown.

SIFE Trust Fund is a sector fund and as such may exhibit higher volatility than the overall stock market. Please refer to the prospectus for a complete disclosure of the risks associated with the financial services sector, as well as the expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before investing in any fund. For a free copy of the SIFE Trust Fund's prospectus, please call (800) 231-0356.

SIFE TRUST FUND 1999 ANNUAL REPORT
---------------------------------------------------------------------------------------------------
SIFE Trust Fund's Top Ten Holdings (as a percentage of net assets)         (as of December 31 1999)

---------------------------------------------------------------------------------------------------
     Chase Manhattan Corp.                   6.1%      Citigroup Inc.                  3.7%
---------------------------------------------------------------------------------------------------
     FleetBoston Financial Corp.             4.9%      Comerica Incorporated           3.2%
---------------------------------------------------------------------------------------------------
     Bank of New York Company, Inc           4.2%      SunTrust Banks, Inc.            3.2%
---------------------------------------------------------------------------------------------------
     Mellon Financial Corporation            4.2%      U.S. Bancorp                    3.0%
---------------------------------------------------------------------------------------------------
     Wells Fargo & Company                   3.7%      KeyCorp                         3.0%
---------------------------------------------------------------------------------------------------


Officers And Trustee of the SIFE Trust Fund
---------------------------------------------------------------------------------------------------

Haig G. Mardikian*                           Charles W. Froehlich, Jr.         Diane Howard Belding
Chariman of the Board and Trustee            Secretary and Trustee             Trustee

Walter S. Newman*                            John A. Meany*                    Bruce W. Woods
Vice Chairman of the Board and Trustee       Trustee                           Trustee

Sam A. Marchese                              Neil L. Diver*                    Gary A. Isaacson
President and Trustee Emeritus               Trustee                           Treasurer
                                                                               *Independent Trustee


Officers And Directors of SIFE (the "Management Company")
---------------------------------------------------------------------------------------------------

Sam A. Marchese                              Gary A. Isaacson                  Sharon E. Tudisco
Chairman of the Board and Directors          Chief Financial Officer           Director

John P. King                                 Charles W. Froehlich, Jr.         Diane Howard Belding
Interim President and Chief Executive        Secretary and Director            Director
Officer

Michael J. Stead
Chief Investment Officer and Director


Custodian                                    SIFE Trust Fund Services
-------------------------------------        ------------------------------------------------------

State Street Bank and Trust Company          SIFE  Trust  Fund   provides   continuing   individual
225 Franklin Street                          services to the  Investor,  including  assistance  for
Boston, MA 02110                             changes of beneficiary,  assignments,  collateral bank
                                             loans,  redemptions and the purchase of additonal fund
                                             shares.  SIFE service  representatives are prepared to
Transfer Agent                               assist  you  in  establishing   retirement   accounts,
-------------------------------------        including IRA's  IRA-SEP's,  SIMPLE IRA's,  Roth IRA's
                                             Education IRA's and Section 403(b)(7) accounts.
Boston Financial Data Services
P.O. Box 8244                                Inquiries concerning any of SIFE Trust Fund's services
Boston, MA 02266                             may be  directed  to your  representative  or the home
                                             office. For the convenience of Investors, you may call
                                             a toll free (800)  231-0356  or (925)  988-2400 if you
Legal Counsel                                have  a need  for  information  or  service.  For  the
-------------------------------------        current  share  price,  SIFE  Trust Fund has a 24 hour
                                             toll-free number: (800) 553-7433.
Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor            This  report and the  financial  statements  contained
San Francisco, CA 94104                      herein are provided for the general information of the
                                             shareholders  of SIFE Trust  Fund.  This report is not
                                             authorized for  distribution to prospective  investors
Independent Auditors                         in SIFE Trust Fund unless  preceded or accoumpanied by
-------------------------------------        an effective prospectus.

Deloitte & Touch LLP
50 Fremont Street
San Francisco, CA 94105


__
16|

----
SIFE
----
100 North Widget Lane, P.O. Box 9007
Walnut Creek, CA 94598-0907
Phone (800) 231-0356 / fax (925) 943-1783
Website: www.sife.com
Ticker Symbol: SIFEX


(c) 1999 SIFE Trust Fund